                                                                    Exhibit 99.1



                         CAITHNESS COSO FUNDING CORP.

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                  6.80% Series B Senior Secured Notes Due 2001
                 (Registered under the Securities Act of 1933)
                                      for
                         Any and All of its Outstanding
                  6.80% Series A Senior Secured Notes Due 2001
                                      and
                  9.05% Series B Senior Secured Notes Due 2009
                 (Registered under the Securities Act of 1933)
                                      for
                         Any and All of its Outstanding
                  9.05% Series A Senior Secured Notes Due 2009

                          Pursuant to the Prospectus
                             Dated October 7, 1999


----------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON MONDAY, NOVEMBER 8, 1999, UNLESS
THE OFFER IS EXTENDED.
----------------------------------------------------------------------


                 The Exchange Agent for the Exchange Offer is:

                     U.S. BANK TRUST NATIONAL ASSOCIATION

By Registered or Certified Mail:                  By Hand:               By Overnight Delivery of Courier:
       U.S. Bank Trust                        U.S. Bank Trust                     U.S. Bank Trust
     National Association                  National Association               National Association
    180 East Fifth Street                  180 East Fifth Street               180 East Fifth Street
     St. Paul, MN  55101                    St. Paul, MN  55101                 St. Paul, MN  55101

                                  Attention:
                          4th Floor Bond Drop Window

                        Facsimile Transmission Number:
                       (For Eligible Institutions Only)
                                (651) 244-1537

                             Confirm by Telephone:
                           Bondholder Communications
                                (800) 934-6802


     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above, does not constitute a valid delivery.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned acknowledges receipt of the Prospectus dated October 7, 1999 (the "Prospectus"), of Caithness Coso Funding Corp. (the "Issuer"), relating to the offer by the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal and the instructions hereto (the Prospectus, this Letter of Transmittal and the instructions hereto constitute the "Exchange Offer"), to exchange its 6.80% Series B Senior Secured Notes due 2001 for any and all of its outstanding 6.80% Series A Senior Secured Notes due 2001 and its 9.05% Series B Senior Secured Notes due 2009 for any and all of its outstanding 9.05% Series A Senior Secured Notes due 2009. The 6.80% Series A Senior Secured Notes due 2001 and the 9.05% Series A Senior Secured Notes due 2009 are called the "Series A Notes," and the 6.80% Series B Senior Secured Notes due 2001 and the 9.05% Series B Senior Secured Notes due 2009 are called the "Series B Notes." Only Series B Notes due 2001 may be exchanged for tendered Series A Notes due 2001, and only Series B Notes due 2009 may be exchanged for tendered Series A Notes due 2009. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Series A Notes if Series A Notes are to be forwarded herewith. If tenders of Series A Notes are to be made by book-entry transfer to an account maintained by U.S. Bank Trust National Association (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-- Procedures for Tendering" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

     Holders of Series A Notes whose certificates for the Series A Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     Any holder of Series A Notes participating in the exchange offer for the purpose of participating in a distribution of the Series B Notes to be acquired in the Exchange Offer cannot rely on the position of the Staff of the Division of Corporation Finance of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989) or similar letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

     Any broker-dealer who holds Series A Notes acquired for its own account as a result of market-making activities or other trading activities, and who receives Series B Notes in exchange for such Series A Notes pursuant to the Exchange Offer, may be a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes.

     The Instructions contained herein and in the Prospectus should be read carefully before this Letter of Transmittal is completed.

------------------------------------------------------------------------------
CHECK THE BOX TO INDICATE TO WHICH SERIES OF SERIES A NOTES THIS LETTER OF TRANSMITTAL RELATES. USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH SERIES
OF SERIES A NOTES.

               [_] 6.80% Series A Senior Secured Notes due 2001

               [_] 9.05% Series A Senior Secured Notes due 2009
------------------------------------------------------------------------------



     List below the Series A Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Series A Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF SERIES A NOTES
------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)         Certificate           Aggregate           Principal Amount
(Please fill in, if blank)                   Number(s)*        Principal Amount           Tendered
                                                                   Represented**
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF SERIES A NOTES
------------------------------------------------------------------------------------------------------------
*      Need not be completed by Holders tendering by book-entry transfer (see below).
**     Unless otherwise indicated in the column labeled "Principal Amount Tendered" and subject to the terms and conditions of the Exchange Offer, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Series A Notes indicated in the column labeled "Aggregate
       Principal Amount Represented."  See Instruction 4.
------------------------------------------------------------------------------------------------------------

[_] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution: _____________________________________
          Account Number with DTC: ___________________________________________
          VOI Number: ________________________________________________________

[_] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:


          Name of Registered Holder(s): ______________________________________
          Window Ticket No. (if any):_________________________________________
          Date of Execution of Notice of Guaranteed Delivery: ________________ Name of Eligible Institution that Guaranteed Delivery: _____________ If Delivered by Book-Entry Transfer: _______________________________
          Account Number with DTC: ___________________________________________
          VOI Number: ________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to Caithness Coso Funding Corp., a Delaware corporation (the "Company"), the principal amount of the Company's 6.80% Series A Senior Secured Notes due 2001 specified above for a like aggregate principal amount of the Company's 6.80% Series A Senior Secured Notes due 2001 or the Company's 9.05% Series A Senior Secured Notes due 2009 specified above in exchange for a like aggregate principal amount of the Company's 9.05% Series B Senior Secured Notes due 2009, upon the terms and subject to the conditions set forth in the Prospectus dated October 7, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Series A Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Series A Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Series A Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for tendered Series A Notes to the Company, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Series B Notes to be issued in exchange for such Series A Notes, (ii) present certificates for such Series A Notes for transfer, and to transfer the Series A Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Series A Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Series A Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any and all additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Series A Notes tendered hereby. The undersigned has read and agrees to all of the terms of the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Series A Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Series A Notes. The certificate number(s) and the Series A Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Series A Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Series A Notes than are tendered or accepted for exchange, certificates for such unaccepted or nonexchanged Series A Notes will be returned (or, in the case of Series A Notes tendered by book-entry transfer, such Series A Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Series A Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Series A Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series A Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Series B Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Series A Notes, that such Series B Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Series A Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Series A Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Series B Notes to the undersigned at the address shown below the undersigned's signature.

     By tendering Series A Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, the undersigned hereby represents and agrees that:

     (i)   the undersigned is not an "affiliate" of the Company,

     (ii) any Series B Notes to be received by the undersigned are being acquired in the ordinary course of its business, and

     (iii) the undersigned is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes.

     By tendering Series A Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this Letter of Transmittal, a holder of Series A Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued to third parties by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission, that (a) such Series A Notes held by the broker-dealer are held only as a nominee or (b) such Series A Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Series B Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities
Act).

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Series B Notes received in exchange for Series A Notes, where such Series A Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such Series B Notes have been disposed of by each participating broker-dealer. In that regard, each broker dealer who acquired Series A Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Series A Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Series B Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Series B Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Series B Notes, it shall extend the 180-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of Series B Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Series B Notes or to and including the date on which the Company has given notice that the sale of Series B Notes may be resumed, as the case may be.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               PLEASE SIGN HERE
   (To be completed by all tendering holders of Series A Notes regardless of whether Series A Notes are being physically delivered herewith, unless an Agent's Message is delivered in connection with
                 a Book-Entry Transfer of such Series A Notes)

     This Letter of Transmittal must be signed by the Registered Holder(s) of Series A Notes exactly as their name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Series A Notes, or by person(s) authorized to become Registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 5 below.

     If the signature appearing below is not of the Registered Holder(s) of the Series A Notes, then the Registered Holder(s) must sign a valid proxy.

X ___________________________________________________________________________

X ___________________________________________________________________________
              (Signature(s) of Holder(s) or Authorized Signatory)

Date: ___________________, 1999.

Name(s): ___________________________________________________________________

____________________________________________________________________________
                                 (Please Print)

Capacity: __________________________________________________________________

Address: ___________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________
                              (Including ZIP Code)

Area Code and Telephone No.: _______________________________________________

                              SIGNATURE GUARANTEE

                       (See Instructions 1 and 5 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

____________________________________________________________________________
        (Name of Medallion Signature Guarantor Guaranteeing Signatures)
____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

  (Address (including ZIP Code) and Telephone Number (including Area Code) of
                                     Firm)

____________________________________________________________________________
                             (Authorized Signature)

____________________________________________________________________________
                                  (Print Name)

____________________________________________________________________________
                                    (Title)

Date: ___________________, 1999.

                         SPECIAL ISSUANCE INSTRUCTIONS

                         (See Instructions 1, 5 and 6)

     To be completed ONLY if the Series B Notes are to be issued in the name of someone other than the registered holder of the Series A Notes whose name(s) appear(s) above.

Issue Series B Notes to:

Name(s):____________________________________________________________________
                                 (Please Print)

Address:____________________________________________________________________
                                 (Please Print)

____________________________________________________________________________
                                    ZIP Code

____________________________________________________________________________
                         Area Code and Telephone Number

____________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                         SPECIAL DELIVERY INSTRUCTIONS

                         (See Instructions 1, 5 and 6)

     To be completed ONLY if the Series B Notes are to be sent to someone other than the registered holder of the Series A Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail Series B Notes To:

Name(s): ___________________________________________________________________
                                 (Please Print)

Address: ___________________________________________________________________
                                 (Please Print)

____________________________________________________________________________
                                    ZIP Code

____________________________________________________________________________
                         Area Code and Telephone Number

____________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Series A Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Series A Notes may be tendered in whole or in part in the principal amount of $1,000 and integral multiples of $1,000.

     Holders who wish to tender their Series A Notes and (i) whose Series A Notes are not immediately available or (ii) who cannot deliver their Series A Notes and this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Series A Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and (iii) the certificates (or a book-entry confirmation) representing all tendered Series A Notes, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, and otherwise as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Series A Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

     The method of delivery of Series A Notes, this Letter of Transmittal and all other required documents is at the election and risk of the tendering holder. If such delivery is by mail, it is recommended that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Series A Notes should be sent to the Company.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Series A Notes) of Series A Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Series A Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Series A Notes" is inadequate, the certificate number(s) and/or the principal amount of Series A Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. Tenders of Series A Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Series A Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Series A Notes which are to be tendered in the box entitled "Principal Amount Tendered." In such case, new certificate(s) for the remainder of the Series A Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Series A Notes, promptly after the Expiration Date. All Series A Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Series A Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Series A Notes to be withdrawn, identify the Series A Notes to be withdrawn (including the principal amount of such Series A Notes) and (where certificates for Series A Notes have been transmitted) specify the name in which such Series A Notes are registered, if different from that of the withdrawing holder. If certificates for the Series A Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Series A Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Series A Notes have been tendered pursuant to the procedures for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Series A Notes and otherwise comply with the procedures of such facility.
Series A Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the Expiration Date by following one of the procedures described in the Prospectus under "The Exchange Offer--Withdrawal Rights."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Series A Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Series A Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus such Series A Notes will be credited to an account maintained with DTC for the Series A Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Series A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Series A Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless Series B Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Series A Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If Series B Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Series B Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Series A Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Series A Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Series A Notes not properly tendered or to not accept any particular Series A Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Series A Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Series A Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Series A Notes either before or after the Expiration Date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Series A Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Series A Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

     8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Series A Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     10. Security Transfer Taxes. Holders who tender their Series A Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Series B Notes in the name of or request that Series A Notes not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

     IMPORTANT:  This Letter of Transmittal (or facsimile thereof), or an
                 Agent's Message in lieu thereof, and all other required documents must be received by the Exchange Agent on or prior to the Expiration Date.

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